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                                Exhibit 10.35.5

                               SECURITY AGREEMENT

    AGREEMENT made this 30th day of September, 1997, between Cross Continent Auto Retailers, Inc., Douglas Toyota, Inc., and Toyota West Sales and Service, Inc. as debtors (hereinafter collectively referred to as "Debtor") and R. Douglas Spedding ("Lender"), as secured party.

                                    RECITALS

    This Security Agreement and pledge of collateral is given in conjunction with that loan from Lender to Debtor, of even date herewith, for the purpose of funding the construction of new automobile dealerships upon certain properties owned by Debtor and located in Denver, Colorado and Las Vegas, Nevada (the "Projects").

    Now therefore, in recognition of the exchange of good and valuable consideration, Debtor hereby agrees for the benefit of Lender as follows:

    1. Debtor hereby grants the Lender a security interest (collectively referred to as the "Security Interests") in the property described below, as security for the payment and performance of each and every debt, liability and obligation of every type and description which Debtor owes to Lender, pursuant to that Interim Construction and Master Loan Agreement (the "Loan Agreement") dated September 30, 1997, between Lender and Debtor, (whether such debt, liability or obligation arising thereunder now exists or is hereafter created or incurred, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several) (all such debts, liabilities and obligations are herein collectively referred to as the "Obligations"). The Security Interests shall attach to the following property of Debtor (the "Collateral"), and all products and proceeds thereof (including without limitation any proceeds consisting of accounts receivable, chattel paper, and insurance proceeds):

    PERSONAL PROPERTY: All equipment, furniture, fixtures, improvements, and attachments of any nature whatsoever, now owned or hereafter acquired by Debtor, and located on or used in conjunction with either of the properties described in Exhibit A attached hereto (the "Property"), wherever such collateral may thereafter be located;

together with all substitutions and replacements for and products of any of the foregoing property and together with proceeds of any and all of the foregoing property and, in the case of all tangible Collateral, together with all accessions and together with (i) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods. This Security Agreement secures a purchase money security interest in any and all improvements made to the Property, as the Property is described in the Exhibits hereto, and in any financing statements filed in connection with or related to this Security Agreement.

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    2.   Debtor represents, warrants and agrees that:

         a. Debtor has (or will have at the time it acquires rights in Collateral hereafter arising) and will maintain so long as the Security Interests may remain outstanding, absolute title to each item of Collateral and all proceeds thereof, free and clear of all interests (except the first liens against the Property in favor of RDS, Inc. and R. Douglas Spedding as more specifically described in the Loan Agreement), liens, attachments, encumbrances and security interests except the Security Interests and except as provided herein or in the Interim Construction and Master Loan Agreement (the "Loan Agreement") of even date herewith between the Debtor and the Lender or as the Lender may otherwise agree in writing. Debtor will defend the Collateral against all claims or demands of all persons (other than the Lender or the holder of any security interest permitted by this subsection) claiming the Collateral or any interest therein. Debtor will not sell or otherwise dispose of the Collateral or any interest therein, except the sale of inventory in the ordinary course of Debtor's business, without the Lender's prior written consent, which consent will not be unreasonably withheld.










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         b.   Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or, in the case of all future Collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, set-off or counterclaim, of the account debtor or other obligor named therein or in Debtor's records pertaining thereto as being obligated to pay such obligation. Debtor will not modify, amend, subordinate, cancel or terminate the obligation of any such account debtor or other obligor without the Lender's prior written consent.

         c. Debtor will keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts.

         d. Debtor will promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interests.

         e. Debtor will keep all Collateral free and clear of all security interests, liens and encumbrances except the Security Interests and other security interests permitted hereby or otherwise approved in writing by the Lender.

         f. Debtor will at all reasonable times permit the Lender or its representatives to examine or inspect any Collateral, or any evidence of Collateral, wherever located, and Debtor will at any time and from time to time send requests for verification of accounts or notices of assignment to account debtors and other obligors.

         g. Debtor will keep accurate and complete records pertaining to the Collateral and pertaining to Debtor's business and financial condition, prepared on the basis of generally accepted accounting principles consistently maintained; will submit to the lender such monthly and other periodic reports concerning the Collateral and Debtor's business and financial condition as the Lender may from time to time reasonably request; and will permit the Lender, or its employees, accountants, attorneys or agents, to examine and copy any or all of its records at any time during Debtors' normal business hours as long as such activities do not unreasonably result in a disturbance to Debtor's business. Lender agrees to use reasonable efforts to maintain the confidentiality of information concerning the Borrower or its business indicated by the Borrower to be confidential but nothing contained herein shall prevent the use by Lender of any such information (including the disclosure of such information by Lender if deemed necessary by Lender in the exercise of its reasonable judgment) in the administration or collection by Lender of the Obligations or shall constitute a defense by Debtor to repayment of such Obligations in full.

         h. Debtor will promptly notify the Lender of any loss of or material damage to any Collateral or of any substantial adverse change, known to Debtor, in any Collateral or in Debtor's business that would result in a negative impact upon the prospect of payment upon payment of the Obligations.

         i. Upon request by the Lender, whether such request is made before or after the occurrence of an Event of Default, Debtor will promptly deliver to the Lender in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by Debtor.

         j. Debtor will at all times keep all tangible Collateral insured against risks of flood (if such properties are located within a 100-year or less flood plain), fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the lender to the extent of its interest.

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         k.   Debtor will pay or reimburse the Lender on demand for all
reasonable costs of collection of any of the Obligations and all other out-of-pocket expenses (including in each case all reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interests or the creation, continuance or enforcement of this Agreement or any or all of the Obligations.

         l. Debtor will use and keep the Collateral, and will require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

         m. Debtor from time to time will execute and deliver or endorse any "and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings which the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interests or the rights of the Lender under this Agreement (but any failure to request or assure that Debtor executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interests, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

If Debtor at any time fails to perform or observe any of the foregoing agreements, and if such failure shall continue for a period of ten (10) calendar days as to monetary defaults, and twenty (20) calendar days as to non-monetary defaults, after the Lender gives Debtor written notice thereof (or in the case of the agreements contained in clauses (e) and (j) above, immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such agreement on behalf of Debtor and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance); and Debtor shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the highest lawful rate then applicable to any of the Obligations.

    3. In addition to the other rights of the Lender set forth herein this agreement, with respect to any and all rights to payment constituting Collateral the Lender may, at any time after the occurrence of an Event of Default as defined herein, notify any account debtor or other person obligated to pay any amount due to Debtor that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. Debtor will join in giving such notice, if the Lender so requests. At any time after Debtor or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor as long as such waiver, modification, amendment or change is reasonable.

    4. As additional security for the payment and performance of the Obligations, Debtor hereby assigns to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of Debtor with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and Debtor hereby directs the issuer of any such policy to pay all such monies directly to the lender. If Debtor has not settled any insurance claim within sixty (60) days of the occurrence resulting in such claim, or at any time after the occurrence of any Event of Default, the Lender may (but need not), execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any

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claim against the issuer of any such policy.

    5. Each of the following occurrences shall constitute an Event of Default under this Agreement (herein called an "Event of Default"): (i) Debtor shall fail to pay any or all of the Obligations when due or, if payable on demand, on demand, and such failure shall not have been cured within ten (10) calendar days after Lender gives Debtor written notice thereof; or (ii) Debtor shall fail to observe or perform any covenant or agreement binding on Debtor under this Agreement or under any other assignment, conveyance, instrument or agreement now in effect or hereafter made between Debtor and the Lender, and any applicable grace period therefore shall have expired and such failure shall not have been cured within twenty
(20) calendar days after Lender gives Debtor written notice thereof; or (iii) any representation or warranty made by Debtor in this Agreement or in any such other assignment, conveyance, instrument or agreement, or in any financial statements, or reports or certificates heretofore or at any time hereafter submitted by or on behalf of Debtor to the Lender, shall prove to have been false or materially misleading when made; or (iv) payment of any substantial indebtedness of Debtor, other than the Obligations, shall be demanded or the maturity of any such indebtedness shall be accelerated, or any precondition or circumstance permitting any creditor of Debtor, acting individually or with the consent of other creditors, to accelerate the maturity of any such indebtedness shall have occurred (for this purpose indebtedness shall be deemed substantial if it exceeds $100,000) and such failure shall not have been cured within twenty (20) calendar days after Lender gives Debtor written notice thereof; or (v) Debtor shall become insolvent or shall file or have filed against it, voluntarily or involuntarily, a petition in bankruptcy or for reorganization or for the adoption of an arrangement or plan under the United States Bankruptcy Code or shall procure or suffer the appointment of a receiver for any substantial portin of its properties, or shall initiate or have initiated against it, voluntarily or involuntarily, any act, process or proceeding under any insolvency law or other statute or law providing for the modification or adjustment of the rights of creditors and such failure shall not have been cured within twenty (20) calendar days after Lender gives Debtor written notice thereof; or (vi) there shall be any default under the Note, Deed of Trust or Loan Agreement given by Debtor to and in favor of Lender in furtherance of the Projects and of even date herewith that has not been cured within any applicable cure period set forth in such documents.

    6. Upon the occurrence of an Event of Default under paragraph 5 and at any time thereafter, the lender may exercise one or more of the following rights and remedies; (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand (but the Lender expressly reserves the right to demand payment of any Obligation payable on demand, at any time, whether or not an Event of Default has occurred or is continuing);
(ii) exercise and enforce any and all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith Debtor will on demand assemble the Collateral and make it available to the Lender as a place to be designated by the lender which is reasonably convenient to both parties. If notice to Debtor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in paragraph 8) at least ten (10) calendar days prior to the date of intended disposition or other action; (iii) without notice or demand offset any indebtedness the Lender or any of its participants, successors or assigns then owes to Debtor, whether or not then due, against any Obligation then owed to the Lender or any of its participants, successors or assigns by Debtor, whether or not then due; and (iv) exercise or enforce any and all other rights or remedies available by law or agreement against the Collateral, against Debtor, or against any other person or property.

    7. This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and,

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as provided by law, Debtor is entitled to any surplus and shall remain liable for any deficiency. The lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application.

    8. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interests can be released, only explicitly in writing signed by the Lender. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights or remedies available to the Lender. All rights and remedies of the Lender shall be cumulative and may be exercised singularly in any order or sequence, or concurrently, at the Lender's option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Debtor shall be deemed sufficiently given if delivered or mailed by registered, certified or ordinary mail, postage prepaid, to Debtor at its address set forth below or at its most recent address shown on the Lender's records.

    9. The Lender and its participants, if any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants.

    10. This Agreement, and the Security Interests granted hereby, shall be binding upon Debtor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Lender and each and all of its participants, successors and assigns, and shall be effective when executed by Debtor and Lender. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the participants, successors or assigns of the Lender. Except to the extent otherwise required by law, this Agreement and the transaction evidenced hereby shall be governed by the substantive laws of the State of Colorado. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement or in any other agreement between Debtor and the Lender shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. Debtor waives notice of the acceptance of this Agreement by the Lender.

    11. A carbon, photographic or other reproduction of this Security Agreement or of any financing statements signed by the Debtor is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby.

         IN WITNESS WHEREOF, this Security Agreement has been duly executed and delivered by the proper officers thereunto duly authorized on the day and year first above written.

                             DEBTOR:

                             CROSS CONTINENT AUTO RETAILERS, INC.


                             By:           /s/ Robert W. Hall
                                 -----------------------------------------

                             Title:       Senior Vice Chairman
                                    --------------------------------------

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                             DOUGLAS TOYOTA, INC.


                             By:          /s/ Robert W. Hall
                                 -----------------------------------------

                             Title:          Vice President
                                    --------------------------------------



                             TOYOTA WEST SALES AND SERVICE, INC.


                             By:          /s/ Robert W. Hall
                                 -----------------------------------------

                             Title:          Vice President
                                    --------------------------------------



                             LENDER:


                                        /s/ R. Douglas Spedding
                             ---------------------------------------------
                             R. Douglas Spedding





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                                   EXHIBIT A

                             LEGAL DESCRIPTION OF
               LAS VEGAS, NEVADA AND DENVER, COLORADO PROPERTIES